UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Check the appropriate box:

[  ]  Preliminary Information Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14c-5(d)(2)
[X ]  Definitive Information Statement


                               TROYDEN CORPORATION
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                (Name of Registrant as Specified In Its Chapter)

Payment of Filing Fee (Check the appropriate box)

    [ X ]  No fee required
    [   ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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INFORMATION STATEMENT          TROYDEN CORPORATION                        2 OF 4

                               TROYDEN CORPORATION
                             (a Nevada corporation)


                              Information Statement
                Date first mailed to stockholders: August 2, 2000


                         1100 Melville Street, 6th Floor
                            Vancouver, B.C., V6E 4A6
                          (Principal Executive Offices)

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 1.  INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A.

     a.   Introduction.

This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Troyden in connection with the prior approval by the board of directors of Troyden, and receipt by the board of approval by written consent of the holders of a majority of Troyden's outstanding shares of common stock, of a resolution to amend Article 1 of the Articles of Troyden by changing the name of Troyden to "Communicate.com Inc.", or, if the new name is unacceptable to the applicable regulators having jurisdiction over the affairs of Troyden, to any such other name that is approved by the board of directors in its sole discretion (the "Amendment').

Section 320 of the Nevada Private Corporations Act and the By-laws of Troyden provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent approving the action is signed by stockholders holding at least 51% of the voting power.

On July 14, 2000, the board of directors of Troyden approved and recommended the Amendment. Subsequently, the holders of a majority of the voting power executed and delivered to Troyden written consents approving the Amendment, in lieu of a meeting. Since the holders of the required majority of common stock have approved the Amendment, no proxies are being solicited with this Information Statement.

Troyden has obtained all necessary corporate approvals in connection with the Amendment and your consent is not required and is not being solicited in connection with the approval of the Amendment. This Information Statement is furnished solely for the purpose of informing stockholders in the manner required under the Securities Exchange Act of 1934 of these corporate actions before they take effect.

The Amendment will not become effective until (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by the board of directors, in its sole discretion.


This Information Statement is dated August 2, 2000 and is first being mailed to stockholders on or about August 2, 2000


     b.   Dissenters' Right of Appraisal.

Under Nevada General Corporate Law and the Articles and By-laws of Troyden, holders of shares of common stock of Troyden are not entitled to dissenters' appraisal rights in connection with the Amendment.

     c.   Voting Securities and Principal Holders Thereof

As of June 30, 2000, there were 9,300,000 outstanding shares of common stock of Troyden, each of which is entitled to one vote for the purpose of approving the Amendment. Stockholders of record at the close of business on July 17, 2000 (the date of the stockholders' written consent) were furnished copies of this Information Statement.

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INFORMATION STATEMENT          TROYDEN CORPORATION                        3 OF 4


To the best knowledge of Troyden, the following table sets forth all persons beneficially owing more than 5% of the common stock of Troyden as at June 30, 2000. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares.

======================= =============================== ============================= ===============
(1)                     (2)                             (3)                           (4)
Title of Class          Name and Address of             Amount and Nature of          Percent
                        Beneficial Owner                Beneficial Owner  [1]         of Class [2]
----------------------- ------------------------------- ----------------------------- ---------------

Common Stock            Larry Davis                               600,000                 6.45%
                        1839 Denstone Place
                        Lemon Grove, CA  91945
======================= =============================== ============================= ===============

[1] The listed beneficial owner has no right to acquire any shares within 60 days of the date of this Information Statement from options, warrants, rights, conversion privileges or similar obligations.

[2] Based on 9,300,000 shares of common stock issued and outstanding as of June 30, 2000.

The following table sets forth certain information, as of June 30, 2000, concerning the ownership of shares of common stock of Troyden by the sole director and officer of Troyden.

======================= =============================== ============================= ==============
        (1)                         (2)                            (3)                    (4)
    Title of Class           Name and Address of            Amount and Nature of         Percent
                               Beneficial Owner             Beneficial Owner [1]      of Class [2]
----------------------- ------------------------------- ----------------------------- --------------
Common Stock            Gerry Nel                                    0                     0%
                        207 - 1999 Nelson Street
                        Vancouver, B.C.,  V6G 1N4
----------------------- ------------------------------- ----------------------------- --------------
Common Stock            Directors and Executive                      0                     0%
                        Officers (as a group)
======================= =============================== ============================= ==============

[1] The listed beneficial owner has no right to acquire any shares within 60 days of the date of this Information Statement from options, warrants, rights, conversion privileges or similar obligations.

[2] Based on 9,300,000 shares of common stock issued and outstanding as of June 30, 2000.

On June 12, 2000, Larry Davis resigned as a director and as the president of Troyden and Theresa Gardner resigned as director and as the secretary and treasurer of Troyden. In their place, Gerry Nel was appointed the sole director and the president, CEO, secretary and treasurer of Troyden. As a result of this change in management, there was a change in control of Troyden.


ITEM 2.  STATEMENT THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


ITEM 3. INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO
        BE ACTED UPON.

The board of directors approved the Amendment on July 14, 2000. At that time and as of the date of this Information Statement, the sole director and officer of Troyden did not own any shares of common stock of Troyden and has no substantial interest, direct or indirect, in the Amendment. As for the former directors and officers of Troyden, Larry Davis owned 600,000 shares of common stock at the time the Amendment was approved.


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INFORMATION STATEMENT          TROYDEN CORPORATION                        4 OF 4


ITEM 4. PROPOSALS BY SECURITY HOLDERS.

Not applicable as no proposals submitted.



                                              BY ORDER OF THE BOARD OF DIRECTORS




Dated August 2, 2000                                   /S/ GERRY NEL
                                               ---------------------------------

                                               GERRY NEL - PRESIDENT